Exhibit 21.1
SUBSIDIARIES OF THE REGISTRANT
JBG SMITH PROPERTIES
as of December 31, 2017

	Entity	State of Organization
1	1101 Fern Street, L.L.C.	Delaware
2	1200 Eads Street LLC	Delaware
3	1200 Eads Street Sub LLC	Delaware
4	1229-1231 25th Street, L.L.C.	Delaware
5	1244 South Capitol Residential, L.L.C.	Delaware
6	1250 First Street Office, L.L.C.	Delaware
7	1400 Eads Street LLC	Delaware
8	1400 Eads Street Sub LLC	Delaware
9	151 Q Street Co-Investment, L.P.	Delaware
10	151 Q Street REIT, L.L.C.	Delaware
11	151 Q Street Residential, L.L.C.	Delaware
12	1800 Rockville Residential, L.L.C.	Delaware
13	220 S. 20th Street Member, L.L.C.	Delaware
14	220 S. 20th Street, L.L.C.	Delaware
15	35 New York Avenue, L.L.C.	Delaware
16	50 Patterson Office, L.L.C.	Delaware
17	51 N 50 Patterson Corporate Member, L.L.C.	Delaware
18	51 N 50 Patterson Holdings, L.L.C.	Delaware
19	51 N Residential, L.L.C.	Delaware
20	5640 Fishers Associates, L.L.C.	Delaware
21	5640 Fishers GP, L.L.C.	Delaware
22	7900 Wisconsin Residential, L.L.C.	Delaware
23	Arna-Eads, L.L.C.	Delaware
24	Arna-Fern, L.L.C.	Delaware
25	Ashley House Member, L.L.C.	Delaware
26	Ashley House Residential, L.L.C.	Delaware
27	Atlantic AB Holdings, L.L.C.	Delaware
28	Atlantic AB Services, L.L.C.	Delaware
29	Atlantic Residential A, L.L.C.	Delaware
30	Atlantic Residential C, L.L.C.	Delaware
31	Atlantic Retail B, L.L.C.	Delaware
32	Blue Lion, L.L.C.	District of Columbia
33	Bowen Building, L.P.	Delaware
34	Central Place Office, L.L.C.	Delaware
35	CESC 1101 17th Street L.L.C.	Delaware
36	CESC 1101 17th Street L.P.	Maryland
37	CESC 1101 17th Street Manager L.L.C.	Delaware
38	CESC 1150 17th Street L.L.C.	Delaware
39	CESC 1150 17th Street Manager, L.L.C.	Delaware
40	CESC 1730 M Street L.L.C.	Delaware
41	CESC 2101 L Street L.L.C.	Delaware
42	CESC Commerce Executive Park L.L.C.	Delaware
43	CESC Crystal Square Four L.L.C.	Delaware
44	CESC Crystal/Rosslyn L.L.C.	Delaware
45	CESC District Holdings L.L.C.	Delaware
46	CESC Downtown Member L.L.C.	Delaware
47	CESC Engineering TRS, L.L.C.	Delaware
48	CESC Gateway One L.L.C.	Delaware

	Entity	State of Organization
49	CESC Gateway Two Limited Partnership	Virginia
50	CESC Gateway Two Manager L.L.C.	Virginia
51	CESC Gateway/Square L.L.C.	Delaware
52	CESC Gateway/Square Member L.L.C.	Delaware
53	CESC H Street L.L.C.	Delaware
54	CESC Mall L.L.C.	Virginia
55	CESC Mall Land L.L.C.	Delaware
56	CESC One Courthouse Plaza Holdings LLC	Delaware
57	CESC One Courthouse Plaza L.L.C.	Delaware
58	CESC One Democracy Plaza L.P.	Maryland
59	CESC One Democracy Plaza Manager L.L.C.	Delaware
60	CESC Park Five Land L.L.C.	Delaware
61	CESC Park Five Manager L.L.C.	Virginia
62	CESC Park Four Land L.L.C.	Delaware
63	CESC Park Four Manager L.L.C.	Virginia
64	CESC Park One Land L.L.C.	Delaware
65	CESC Park One Manager L.L.C.	Delaware
66	CESC Park Three Land L.L.C.	Delaware
67	CESC Park Three Manager L.L.C.	Virginia
68	CESC Park Two L.L.C.	Delaware
69	CESC Park Two Land L.L.C.	Delaware
70	CESC Plaza Five Limited Partnership	Virginia
71	CESC Plaza Limited Partnership	Virginia
72	CESC Plaza Manager L.L.C.	Virginia
73	CESC Potomac Yard LLC	Delaware
74	CESC Square L.L.C.	Virginia
75	CESC TRS, L.L.C.	Delaware
76	CESC Two Courthouse Plaza Limited Partnership	Virginia
77	CESC Two Courthouse Plaza Manager L.L.C.	Delaware
78	CESC Water Park L.L.C.	Virginia
79	Charles E. Smith Commercial Realty L.P.	Delaware
80	Crystal Tech Fund LP	Delaware
81	Fairways I Residential, L.L.C.	Delaware
82	Fairways II Residential, L.L.C.	Delaware
83	Fairways Residential REIT, L.L.C.	Delaware
84	Falkland Chase Residential I, L.L.C.	Delaware
85	Falkland Chase Residential II, L.L.C.	Delaware
86	Falkland Road Residential, L.L.C.	Delaware
87	Fifth Crystal Park Associates Limited Partnership	Virginia
88	First Crystal Park Associates Limited Partnership	Virginia
89	Fishers I GP, L.L.C.	Delaware
90	Fishers II GP, L.L.C.	Delaware
91	Fishers III GP, L.L.C.	Delaware
92	Fishers Place I Associates, L.L.C.	Delaware
93	Fishers Place II Associates, L.L.C.	Delaware
94	West Half Residential III, L.L.C.	Delaware
95	Florida Avenue Residential, L.L.C.	Delaware
96	Fort Totten North, L.L.C.	Delaware
97	Fourth Crystal Park Associates Limited Partnership	Virginia
98	H Street Building Corporation	Delaware
99	H Street Management LLC	Delaware
100	James House Member, L.L.C.	Delaware
101	James House Residential, L.L.C.	Delaware

	Entity	State of Organization
102	JBG Associates, L.L.C.	Delaware
103	JBG Core Venture I, L.P.	Delaware
104	JBG SMITH PROPERTIES	Maryland
105	JBG SMITH PROPERTIES LP	Delaware
106	JBG Urban, L.L.C.	Delaware
107	JBG/151 Q Street Services, L.L.C.	Delaware
108	JBG/1233 20th Street, L.L.C.	Delaware
109	JBG/1247 20th St. Lessee, L.L.C.	Delaware
110	JBG/1250 First Member, L.L.C.	Delaware
111	JBG/12511 Parklawn, L.L.C.	Delaware
112	JBG/1253 20th Street, L.L.C.	Delaware
113	JBG/1300 First Street, L.L.C.	Delaware
114	JBG/1600 K Member, L.L.C.	Delaware
115	JBG/1600 K, L.L.C.	District of Columbia
116	JBG/1831 Wiehle, L.L.C.	Delaware
117	JBG/1861 Wiehle Lessee, L.L.C.	Delaware
118	JBG/19th & N Holdings, L.L.C.	Delaware
119	JBG/19th Street, L.L.C.	Delaware
120	JBG/55 New York Avenue, L.L.C.	Delaware
121	JBG/6th Street Associates, L.L.C.	Delaware
122	JBG/7200 Wisconsin Mezz, L.L.C.	Delaware
123	JBG/7200 Wisconsin, L.L.C.	Maryland
124	JBG/75 New York Option, L.L.C.	Delaware
125	JBG/7900 Wisconsin Member, L.L.C.	Delaware
126	JBG/Asset Management, L.L.C.	Delaware
127	JBG/Atlantic Fund, L.P.	Delaware
128	JBG/Atlantic GP, L.L.C.	Delaware
129	JBG/Atlantic Investor, L.L.C.	Delaware
130	JBG/Atlantic REIT, L.L.C.	Delaware
131	JBG/BC 5640, L.P.	Delaware
132	JBG/BC Chase Tower, L.P.	Delaware
133	JBG/BC Fishers I, L.P.	Delaware
134	JBG/BC Fishers II, L.P.	Delaware
135	JBG/BC Fishers III, L.P.	Delaware
136	JBG/BC GP, L.L.C.	Delaware
137	JBG/BC Investor, L.P.	Delaware
138	JBG/BC Twinbrook, L.P.	Delaware
139	JBG/Bethesda Avenue, L.L.C.	Delaware
140	JBG/Commercial Management, L.L.C.	Delaware
141	JBG/Core I GP, L.L.C.	Delaware
142	JBG/Core I LP, L.L.C.	Delaware
143	JBG/Courthouse Metro, L.L.C.	Delaware
144	JBG/Development Group, L.L.C.	Delaware
145	JBG/Development Services, L.L.C.	Delaware
146	JBG/Fort Totten Member, L.L.C.	Delaware
147	JBG/Foundry Office REIT, L.L.C.	Delaware
148	JBG/Foundry Office, L.L.C.	Delaware
149	JBG/Fund IX Transferred, L.L.C.	Delaware
150	JBG/Fund VI Transferred, L.L.C.	Delaware
151	JBG/Fund VII Transferred, L.L.C.	Delaware
152	JBG/Fund VIII Services, L.L.C.	Delaware
153	JBG/Fund VIII Transferred, L.L.C.	Delaware
154	JBG/Fund VIII Trust	Maryland

	Entity	State of Organization
155	JBG/Hatton Retail, L.L.C.	Delaware
156	JBG/HQ Member, L.L.C.	Delaware
157	JBG/Landbay G Member, L.L.C.	Delaware
158	JBG/Landbay G, L.L.C.	Delaware
159	JBG/L’Enfant Plaza Member, L.L.C.	Delaware
160	JBG/L’Enfant Plaza Mezzanine, L.L.C.	Delaware
161	JBG/LEP Southeast, L.L.C.	Delaware
162	JBG/Lionhead, L.L.C.	Delaware
163	JBG/N & Patterson Member, L.L.C.	Delaware
164	JBG/New York Avenue, L.L.C.	Delaware
165	JBG/Nicholson Lane East II, L.L.C.	Delaware
166	JBG/Nicholson Lane East, L.L.C.	Delaware
167	JBG/Nicholson Lane West, L.L.C.	Delaware
168	JBG/Nicholson Member, L.L.C.	Delaware
169	JBG/Pickett Office REIT, L.L.C.	Delaware
170	JBG/Pickett Office, L.L.C.	Delaware
171	JBG/Residential Management, L.L.C.	Delaware
172	JBG/Reston Executive Center, L.L.C.	Delaware
173	JBG/Retail Management, L.L.C.	Maryland
174	JBG/Rosslyn Gateway North, L.L.C.	Delaware
175	JBG/Rosslyn Gateway South, L.L.C.	Delaware
176	JBG/Shay Retail, L.L.C.	Delaware
177	JBG/Sherman Member, L.L.C.	Delaware
178	JBG/Summit Member, L.L.C.	Delaware
179	JBG/Summit, L.L.C.	Delaware
180	JBG/Tenant Services, L.L.C.	Delaware
181	JBG/Twinbrook Metro, L.LC.	Maryland
182	JBG/UDM Transferred, L. L. C.	Delaware
183	JBG/Urban TRS, L.L.C.	Delaware
184	JBG/VNO Holdings, L.L.C.	Delaware
185	JBG/West Half Residential Member, L.L.C.	Delaware
186	JBG/Woodbridge REIT, L.L.C.	Delaware
187	JBG/Woodbridge Retail, L.L.C.	Delaware
188	JBG/Woodbridge, L.L.C.	Delaware
189	JBG/Woodmont II, L.L.C.	Delaware
190	JBGS/1235 South Clark, L.L.C.	Delaware
191	JBGS 1399 New York Avenue TIC Owner, L.L.C.	Delaware
192	JBGS Employee Company, L.L.C.	Delaware
193	JBGS Hotel Operator L.L.C.	Delaware
194	JBGS Warner GP, L.L.C.	Delaware
195	JBGS/1101 South Capitol, L.L.C.	Delaware
196	JBGS/1399 HOLDING, L.L.C.	Delaware
197	JBGS/1399 New York Avenue TIC Owner, L.L.C.	Delaware
198	JBGS/17th Street Holdings, L.P.	Delaware
199	JBGS/17th Street, L.L.C.	Delaware
200	JBGS/1900 N, L.L.C.	Delaware
201	JBGS/Bowen GP, L.L.C.	Delaware
202	JBGS/Bowen II, L.L.C.	Delaware
203	JBGS/Bowen, L.L.C.	Delaware
204	JBGS/Capitol Point TDR Holdings, L.L.C.	Delaware
205	JBGS/CES Management, L.L.C.	Delaware
206	JBGS/Commercial Realty GEN-PAR, L.L.C.	Delaware
207	JBGS/Company Manager, L.L.C.	Delaware

	Entity	State of Organization
208	JBGS/Courthouse I, L.L.C.	Delaware
209	JBGS/Courthouse II, L.L.C.	Delaware
210	JBGS/Crystal City TRS, Inc.	Delaware
211	JBGS/Fund VIII REIT Management Services, L.L.C.	Delaware
212	JBGS/Hotel Operator, L.L.C.	Delaware
213	JBGS/Hotel Owner, L.L.C.	Delaware
214	JBGS/HQ JV MEMBER, L.L.C.	Delaware
215	JBGS/IB Holdings, L.L.C.	Delaware
216	JBGS/KMS Holdings, L.L.C.	Delaware
217	JBGS/Management OP, L.P.	Virginia
218	JBGS/OP Management Services, L.L.C.	Delaware
219	JBGS/Pentagon Plaza, L.L.C.	Virginia
220	JBGS/Recap GP L.L.C.	Delaware
221	JBGS/Recap, L.L.C.	Delaware
222	JBGS/TRS, L.L.C.	Delaware
223	JBGS/Warner Holdings, L.P.	Delaware
224	JBGS/Warner, L.L.C.	Delaware
225	JBGS/Waterfront Holdings, L.L.C.	Delaware
226	Kaempfer Management Services, LLC	Delaware
227	Landbay G Corporate Member, L.L.C.	Delaware
228	Landbay G Declarant, L.L.C.	Virginia
229	LBG Parcel A, L.L.C.	Delaware
230	LBG Parcel B, L.L.C.	Delaware
231	LBG Parcel C, L.L.C.	Delaware
232	LBG Parcel D, L.L.C.	Delaware
233	LBG Parcel E, L.L.C.	Delaware
234	LBG Parcel F, L.L.C.	Delaware
235	LBG Parcel G, L.L.C.	Delaware
236	Market Square Fairfax MM LLC	Delaware
237	New Kaempfer 1501 LLC	Delaware
238	New Kaempfer IB LLC	Delaware
239	New Kaempfer Waterfront LLC	Delaware
240	New York Avenue Lessee, L.L.C.	Delaware
241	North Glebe Office, L.L.C.	Delaware
242	Palisades 1399 New York Avenue Tic Owner LLC	Delaware
243	Park One Member L.L.C.	Delaware
244	Potomac Creek Associates, L.L.C.	Delaware
245	Potomac House Member, L.L.C.	Delaware
246	Potomac House Residential, L.L.C.	Delaware
247	Sherman Avenue, L.L.C.	District of Columbia
248	South Capitol L.L.C.	Delaware
249	The Commerce Metro Association of Co-Owners	Virginia
250	Third Crystal Park Associates Limited Partnership	Virginia
251	Twinbrook Commons Office, L.L.C.	Delaware
252	Twinbrook Commons Residential 1B, L.L.C.	Delaware
253	Twinbrook Commons Residential North, L.L.C.	Delaware
254	Twinbrook Commons Residential South, L.L.C.	Delaware
255	Twinbrook Commons Residential West, L.L.C.	Delaware
256	Twinbrook Commons, L.L.C.	Delaware
257	Twinbrook GP, L.L.C.	Delaware
258	UBI Management LLC	Delaware
259	Universal Bldg., North, Inc.	District of Columbia
260	Universal Building, Inc.	District of Columbia

	Entity	State of Organization
261	V0012 LLC	Delaware
262	Vornado Warner Acquisition LLC	Delaware
263	Warner Investments, L.P.	Delaware
264	Washington CESC TRS, L.L.C.	Delaware
265	Washington CT Fund GP LLC	Delaware
266	Washington Mart TRS, L.L.C.	Delaware
267	West Half Residential II, L.L.C.	Delaware